Exhibit 99.1

Resignation of Oscar Brito as Chief Executive Officer and Director

Date signed: October 6, 2026

To: Metrospaces Inc. and its Board of Directors

Copy to: Villa Magna, LLC, attention Maria Salinas

Re: Closing of the control stock purchase transaction under the Control Stock Purchase Agreement dated as of October 6, 2026

I, Oscar Brito, hereby give Metrospaces Inc. written notice that I resign from (1) my office as Chief Executive Officer and (2) my seat as a member of its Board of Directors. Each resignation is effective only upon the actual closing of the sale of Metrospaces control shares to Villa Magna, LLC under the Control Stock Purchase Agreement on October 6, 2026. The parties intend the closing documents, share transfers, my resignations, the incoming director and officer appointments, and the incoming Board consent to become effective simultaneously at 12:00 p.m. Eastern Time on October 6, 2026 (the "Effective Time") as parts of one integrated Closing. If that Closing does not occur, neither resignation takes effect. My resignations are voluntary and are not the result of any disagreement with the Company on any matter relating to its operations, policies or practices. As part of the Company's acceptance of these resignations, and except to the extent prohibited by applicable law, the Company releases me from liabilities arising solely from my service as Chief Executive Officer and/or director through the Effective Time. This release is contained in this resignation and acceptance and is not a separate release agreement.

My resignation as director is separate from my resignation as Chief Executive Officer. I understand that, pursuant to the Board resolutions adopted as part of the October 6, 2026 Closing, the number of directors constituting the whole Board is fixed at three (3) effective at the Effective Time; Maria Salinas, Benoît Lebrun and Freddy Arciniegas Mejía become the three directors; Maria Salinas serves as Chair of the Board; Benoît Lebrun serves as Chief Executive Officer; Freddy Arciniegas Mejía serves as Chief Financial Officer; René Herzog serves as Deputy Director of Operations; and Maria Salinas serves as Acting Secretary. Those resignations, elections, designations and appointments become effective simultaneously at the Effective Time as coordinated parts of the same Closing. This letter does not itself make those appointments; the Company records them under its governing documents and the applicable Board resolutions.

These resignations and the foregoing release do not amend, waive, release, cancel or impair any valid convertible note or other Company obligation that remains outstanding under its own governing instrument immediately before the Effective Time, nor any rights or obligations of Oscar Brito or GBS Capital Partners, LLC under the Control Stock Purchase Agreement, the Performance and Share Pledge Agreement, the Stephen Czarnik Share Escrow Agreement, or any other separate written agreement that expressly survives Closing. My rights, if any, to indemnification, advancement of expenses, exculpation and insurance coverage for service before the Effective Time remain governed by the Company's certificate of incorporation, bylaws, applicable agreements and Delaware law. I will deliver Company records, credentials, banking documents and property to Benoît Lebrun as incoming Chief Executive Officer, Maria Salinas as Acting Secretary, or such other officer as the incoming Board directs, against receipts. Please place this signed notice and the acceptances below in the Company minute book and record the Effective Time.

Sincerely,

DocuSigned by:
Oscar Brito

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Oscar Brito, individually

Date signed: October 6, 2026

Acceptance and acknowledgment by incoming control owner

Villa Magna, LLC acknowledges receipt of Oscar Brito's notice and accepts and agrees to the CEO and director resignations on the terms stated above as part of the agreed integrated Closing, effective at the Effective Time. Villa Magna, LLC acknowledges the continuing rights and obligations described in this notice and, to the extent provided in the definitive transaction documents, shall cause Metrospaces Inc. to honor them after Closing. Maria Salinas signs below solely for Villa Magna, LLC in her documented authorized capacity. The elections and appointments of the incoming Metrospaces directors and officers are separately accepted in the Company's Omnibus Board Minutes and incoming Board written consent.

VILLA MAGNA, LLC

DocuSigned by:

By: ______________________________

10CA219D221E4B4...

Maria Salinas
Authorized capacity: Board Member
Date: October 6, 2026

INCOMING METROSPACES LEADERSHIP

The incoming director and officer elections and appointments, including Maria Salinas as Chair of the Board and Acting Secretary, Benoît Lebrun as Chief Executive Officer and director, Freddy Arciniegas Mejía as Chief Financial Officer and director, and René Herzog as Deputy Director of Operations, are accepted and confirmed in the Company's Omnibus Board Minutes and incoming Board written consent effective at the Effective Time.

Acceptance by Metrospaces Inc.

The Company acknowledges receipt of the foregoing written resignation notice and, pursuant to the Board resolutions adopted on October 6, 2026, accepts and agrees to each resignation on the terms stated above, including the release expressly contained in this resignation and acceptance and the continuing rights and obligations described above. The Company confirms that there is no separate "Release of Oscar Brito" document. Actual Effective Time: 12:00 p.m. Eastern Time on October 6, 2026.

METROSPACES INC.

DocuSigned by:

By: ______________________________

10CA219D221E4B4...

Name: Maria Salinas
Corporate capacity: Acting Secretary, effective at the Effective Time
Date and time received: October 6, 2026, at 12:00 p.m. Eastern Time

Metrospaces Performance Covenant and Share Pledge Agreement

EXECUTION VERSION | October 6, 2026

Buyer grants a security interest in the specifically identified voting shares it acquires under the Metrospaces Control Stock Purchase Agreement to secure two objective post-Closing commitments. This agreement works with the Stephen Czarnik Share Escrow Agreement and the issuer ledger.

1. Parties and secured obligations

Buyer and pledgor: Villa Magna, LLC, identified by the parties as a Wyoming company, acting through Maria Salinas in her documented authorized capacity ("Buyer"). Secured parties: GBS Capital Partners, LLC, identified by the parties as a Florida company ("GBS"), as to the Series B shares it sold, and Oscar Brito, an individual ("Brito"), as to the Series E shares he sold (each a "Secured Party"), with allocation of remedies in Exhibit A. Metrospaces Inc., a Delaware corporation ("Company"), as limited acknowledgment party. Closing date: October 6, 2026. "Stock Purchase Agreement" means the Metrospaces Control Stock Purchase Agreement dated as of that date, and "Escrow Agreement" means the Stephen Czarnik Share Escrow Agreement of the same date; capitalized terms not defined here have the meanings given in the Stock Purchase Agreement. The secured obligations are Buyer's Milestone One and Milestone Two covenants. Both Milestone One and Milestone Two must be satisfied to earn final collateral release.

2. Milestone One

Within 90 calendar days after Closing, Buyer shall fund the issuer's OTC Markets application, including the applicable application fee, and cause a complete OTC Markets application to be finalized and submitted through an authorized issuer representative. Buyer shall deliver to the escrow agent and each Secured Party both payment evidence and the portal receipt or comparable submission acknowledgment. Buyer bears the full actual application fee. A favorable OTC Markets review or approval is not the promised result.

3. Milestone Two

Within 120 calendar days after Closing, Buyer shall fund all applicable issuer-side filing fees and cause the issuer to adopt all required approvals and file a complete reverse stock split corporate-action package with FINRA and make any required state filings, including a legally selected ratio and effective-date proposal. Buyer shall deliver evidence of payment and filing acknowledgments to the escrow agent and each Secured Party, or explain any objective regulatory deficiency notices. FINRA processing, approval and the final market-effective date are outside Buyer's absolute control; Buyer must promptly cure applicant-controlled defects.

4. Collateral, attachment and control

Buyer pledges all of the Shares it acquires at Closing, as listed in the table below and Exhibit A (the "Collateral"), upon obtaining valid title. No partial release occurs before both Milestones are satisfied. Buyer delivers stock powers executed in blank, any original certificates and control arrangements to Stephen Czarnik under the Escrow Agreement, and signs issuer and transfer-agent acknowledgment instructions noting the pledge on the record of the Collateral. Counsel shall verify perfection and priority under the law applicable to these certificated or uncertificated securities; mere physical custody of a copy or an unrecorded instruction is insufficient. Pledgor represents no conflicting lien or transfer right. The Unpaid Preferred Yield retained by GBS and Brito and any Covered Claim proceeds under the Stock Purchase Agreement are not Collateral and are unaffected by this agreement.

5. Voting and transfers

Until an uncured default and expiry of the objection period under the Escrow Agreement, record title and voting remain with Buyer; thereafter voting rights in the Series B Collateral pass to GBS and in the Series E Collateral to Brito, and Buyer shall deliver any proxy reasonably required. Escrow agent shall not exercise votes except

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upon exact written instructions in the escrow agreement. Buyer may not transfer, convert, repledge, cancel or impair collateral, or issue competing Series E interests in a way that defeats the specified security without secured party consent, subject to applicable law and existing rights of other holders.

6. Default and cure

Failure of either milestone triggers a written notice from a Secured Party to Buyer and the escrow agent identifying the missing evidence. Buyer has ten (10) business days to cure, except a written extension agreed by the Secured Parties. Buyer may then object within five (5) business days as provided in the Escrow Agreement. Escrow agent does not adjudicate a contested default; disputed enforcement follows the escrow procedure. A short regulatory delay does not itself excuse buyer-controlled failures.

7. Enforcement and release

After uncured default and compliance with notice and applicable secured-transactions law, the Secured Parties may direct lawful foreclosure or agreed disposition or acceptance of the Collateral, with the Series B Collateral delivered to GBS and the Series E Collateral delivered to Brito as provided in Exhibit A. Transfer of shares may restore specified voting control but does not automatically rescind the share sale, reverse MSPC's acquisitions, restore officers, or extinguish third-party rights, and does not affect the Retained Loans, the Unpaid Preferred Yield or the Pending litigation proceeds provisions of the Stock Purchase Agreement. If both milestones are satisfied, the Secured Parties sign a joint release, which they shall not unreasonably withhold or delay, and Czarnik returns all collateral to Buyer.

8. Indemnity and general terms

Escrow agent is bound only by the escrow agreement. Each party bears its own costs and taxes, except that Buyer bears the escrow agent's fee and expenses and the reasonable costs of perfection and issuer or transfer-agent instructions. Delaware law governs; venue is the forum designated in the Stock Purchase Agreement or, if none is designated, the state or federal courts located in the State of Delaware. Notices go by confirmed email and overnight delivery to the addresses in Exhibit D of the Escrow Agreement. If this agreement conflicts with the Stock Purchase Agreement on collateral custody, voting, release or enforcement, this agreement governs that subject. Each party shall execute further perfection, ledger and transfer instructions reasonably needed for lawful enforcement. Counterparts and authenticated electronic signatures are effective.

Share class	Exact pledged share IDs	Current holder	Voting rights	Benefited secured party
Series B Preferred	1,643,255 shares; DRS ID 569000086 (450,000 + 643,255 + 550,000)	Villa Magna, LLC (as re-registered at Closing)	Buyer, until uncured default and expiry of objection period; then per Section 4	GBS Capital Partners, LLC
Series E Preferred	All Series E acquired from Brito; 4.5 shares per SPA Schedule 1; Company ledger	Villa Magna, LLC (as recorded at Closing)	Buyer, until uncured default and expiry of objection period; then per Section 4	Oscar Brito

SIGNATURES

VILLA MAGNA, LLC — BUYER AND PLEDGOR

DocuSigned by:

By: ____________________ Name: Maria Salinas Title: Managing Member

Date: October 6, 2026

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GBS CAPITAL PARTNERS, LLC — SECURED PARTY (SERIES B)

By: Oscar Brito Name and title: Oscar Brito Managing Director

Date: October 6, 2026

OSCAR BRITO — SECURED PARTY (SERIES E), individually

Signature: Oscar Brito

Date: October 6, 2026

METROSPACES INC. limited acknowledgment

By: Oscar Brito Name and title: Oscar Brito CEO

Date: October 6, 2026

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Exhibit A Enforcement allocation

Minimum collateral: all Collateral listed above; no Secured Party's share may be released separately before both Milestones are satisfied. Secured obligations: Buyer's Milestone One and Milestone Two covenants, owed to GBS and Brito jointly.

On enforcement, GBS receives the 1,643,255 Series B shares and Brito receives the Series E shares, in each case the same shares that Secured Party sold. Acceptance of the returned shares is in full satisfaction of the secured obligations; no deficiency is owed by Buyer and no surplus is owed to Buyer. Each Secured Party's remedies are limited to the Collateral it sold.

Deposited with Stephen Czarnik: (1) stock power executed by Buyer in blank for the Series B shares; (2) stock power executed by Buyer in blank for the Series E shares; (3) Company acknowledgment of the pledge and escrow on its ledger; (4) transfer-agent acknowledgment for DRS ID 569000086; (5) original certificates, if any are issued.

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Metrospaces Control Stock Purchase Agreement

This agreement governs the October 6, 2026 sale of existing Metrospaces voting preferred shares by two Sellers: GBS Capital Partners, LLC sells the Series B block and Oscar Brito, individually, sells 4.5 Series E shares. The contemplated third-party acquisition in 2027 is a separate transaction.

Parties and background

This Stock Purchase Agreement (Agreement) is made as of October 6, 2026 by (i) GBS Capital Partners, LLC, identified by the parties as a Florida limited liability company ("GBS"), as the Series B Seller, (ii) Oscar Brito, an individual ("Brito"), as the Series E Seller (together, Sellers, and each a Seller), (iii) Villa Magna, LLC, identified by the parties as a Wyoming limited liability company, acting through Maria Salinas in her documented authorized capacity ("Buyer"), and (iv) Metrospaces Inc., a Delaware corporation ("Company"), solely for provisions expressly imposing duties on Company. GBS is the holder of the 1,643,255 Series B Preferred Shares identified on Schedule 1. Five (5) Series E Preferred Shares were originally issued to Brito; 0.5 Series E share was subsequently transferred to Shokworks, and Brito presently owns and will transfer 4.5 Series E Preferred Shares. The stock transfers are coordinated with the Genesis preferred-stock transfer, Performance and Share Pledge Agreement and Stephen Czarnik Share Escrow Agreement (collectively, the "Related Agreements").

1. Sale and agreed exchange

At Closing, GBS shall sell and deliver to Buyer the full 1,643,255 Series B Preferred Shares identified in the three tranches set forth on Schedule 1. Brito shall separately sell and deliver to Buyer 4.5 Series E Preferred Shares, representing all Series E Preferred Shares presently owned by him. The remaining 0.5 Series E share previously transferred to Shokworks is excluded from this transaction. The Series B Preferred Shares and the 4.5 Series E Preferred Shares being transferred pursuant to this Agreement are collectively referred to as the "Shares."

A reduction in the agreed 1,643,255 Series B Preferred Shares requires a written amendment signed by Buyer, GBS and Brito and shall not be presumed or inferred from an incomplete share ledger. Except for the separate surrender and cancellation of common shares expressly provided for under this Agreement, no common shares are being sold or transferred to Buyer.

Consideration and existing obligations. No cash purchase price is payable by Buyer to GBS or Brito for the Shares. As part of the negotiated Closing, Company shall transfer to GBS the Genesis preferred stock described in Section 2 and Schedule 2. Except as expressly modified by the definitive transaction documents, the change of control does not itself release, cancel or amend any valid Company obligation or convertible note existing immediately before Closing; each such obligation remains governed by its own instrument and applicable law.

2. Closing and conditions

Closing will take place on October 6, 2026 by a coordinated exchange of signed documents and securities. The parties intend the Closing documents to constitute one integrated transaction effective at 12:00 p.m. Eastern Time on October 6, 2026 (the "Effective Time"). Documents may be signed and delivered in counterparts or held pending the coordinated Closing, and no act is required to occur on a prior day solely to establish the intended sequence. At the Effective Time, the share transfers, Brito resignation, director and officer appointments, incoming Board consent, pledge and escrow arrangements,

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and other Closing actions become effective as parts of the same Closing, subject to the corporate approvals stated in the applicable documents. Before release at Closing, the final capitalization certificate and records shall confirm the 1,643,255 Series B shares held by GBS and the 4.5 Series E shares held by Brito, the applicable voting rights, and any required consents. The Genesis transfer instrument and supporting evidence of the Company's Genesis preferred-stock ownership shall be delivered or provided through the same simultaneous Closing mechanism. A party may waive only its own condition in a signed writing, without dispensing with applicable law or nonparty rights.

3. Seller representations

Each Seller, severally and only for its own scheduled Shares, represents at signing and Closing that it has capacity and authority to enter this Agreement; is their sole registered owner or has documented authority and title to transfer them; the transfer will not violate an applicable restriction or known third-party right; and its or his Shares are free of liens, pledges, options, proxies and voting arrangements except those disclosed on Schedule 2 and the Buyer pledge at Closing. GBS has obtained its required entity approval. Brito represents with respect to his Series E shares individually and does not represent that a Series E share held by a third party is included. GBS does not represent that it owns Brito's Series E shares.

4. Company representations and disclosures

Company represents at signing and Closing, subject to the express exceptions in Schedule 2, that it is duly formed and authorized to execute its limited obligations; the current Company ledger and designation documents accurately show the Series E securities to Company's knowledge after reasonable inquiry; and the Series B position is evidenced by the applicable transfer-agent statement and Company records. Company identifies in Schedule 2 the location of its latest publicly available financial statements and disclosures on OTC Markets, known material liabilities and related-party obligations reflected in its available records, material litigation or claims, and the Genesis preferred stock to be transferred to GBS. The parties acknowledge that updated financial statements will be prepared after Closing in connection with the contemplated OTC Markets application. No representation is made that yet-unprepared statements are audited or that Company has no liabilities other than those publicly disclosed or otherwise identified to Buyer.

For this Section, knowledge means the actual knowledge of the Company officers signing this Agreement after reasonable inquiry of available books and the transfer agent. Company shall update Schedule 2 before Closing for a material change of which those officers become aware. No statement in this Agreement guarantees a Rule 15c2-11 determination, market-maker quotations, or FINRA processing of a reverse split.

5. Buyer representations

Buyer represents that it has authority to execute the Agreement and the Related Agreements, that Maria Salinas is duly authorized to sign for Buyer as shown by a delivered LLC authorization, has identified itself and its beneficial owners on Schedule 2, has received access to the records listed there and had an opportunity to ask questions, and is acquiring the restricted Shares for its own account in a transaction for which counsel shall identify an available securities-law exemption. Buyer understands the restrictions on resale, the unresolved disclosures expressly identified on Schedule 2, and the separate post-Closing obligations secured by the pledge. Buyer shall state any required investor qualification accurately on Schedule 2; no status is assumed by this form.

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6. Conduct until Closing

From signing until Closing, Company shall operate in the ordinary course consistent with its current small-scale operations, preserve its records and share ledger, and promptly disclose any material new liability, equity issuance, encumbrance or litigation. Without Buyer's written consent, Company will not change the rights of the Shares, issue additional control securities, transfer a material asset or incur extraordinary indebtedness, except the expressly documented Genesis transaction and other actions identified on Schedule 2. Company will give Buyer and advisers reasonable access to available books during normal business hours, subject to confidentiality and legal privilege.

7. Closing deliveries

GBS delivers stock powers, transfer-agent or issuer-approved book-entry instructions and its entity authorization for the Schedule 1 Series B Shares; Brito separately delivers stock powers or Company-ledger instructions for his 4.5 Series E Shares and signs this Agreement individually. Buyer delivers the executed Performance and Share Pledge Agreement, Escrow Agreement and the applicable stock powers to Stephen Czarnik against his written receipt and countersignature. Company delivers its omnibus board minutes, current capitalization confirmation, required consents, Company Series E ledger instructions, Series B transfer-agent instructions, the Genesis transfer instrument and supporting evidence of the Genesis preferred stock, available financial and corporate records, and signed officer and director transition documents. Brito's resignation as Chief Executive Officer and director, the transfer of control, the constitution of the three-member Board consisting of Maria Salinas as Chair, Benoît Lebrun and Freddy Arciniegas Mejía, the appointments of Benoît Lebrun as Chief Executive Officer, Freddy Arciniegas Mejía as Chief Financial Officer, René Herzog as Deputy Director of Operations, and Maria Salinas as Acting Secretary, and the incoming Board consent all become effective at the Effective Time as coordinated parts of the same Closing. The closing statement records each share transfer, the Genesis delivery and any written waiver.

8. Post-Closing performance and share security

Buyer shall perform the OTC Markets application funding and submission covenant within 90 calendar days after Closing and shall perform the reverse-stock-split funding and filing covenant within 120 calendar days after Closing, in each case on the exact terms of the Performance and Share Pledge Agreement. Stephen Czarnik holds the agreed collateral under his separate Escrow Agreement. Upon default, the parties use those agreements and applicable law for notice, cure and enforcement. The parties do not intend automatic rescission of the entire Company, nullification of post-Closing corporate acts or unwinding of an unrelated third-party acquisition.

9. Claims and indemnification

A party breaching an express representation or covenant shall compensate the affected party for reasonably documented direct losses resulting from that breach, following prompt written notice and a reasonable opportunity to participate in defense of a third-party claim. Failure to give prompt notice reduces recovery only to the extent it materially prejudices the defense. A party may not settle a claim imposing nonmonetary obligations on another without its consent. The agreed survival period and any liability limit for ordinary representations is [COMPLETE]; title, authority, delivery and express post-Closing covenants survive according to their terms, subject to applicable law. Company is not jointly

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liable for a Seller's personal title breach solely by signing this Agreement. Fraud claims are not contractually released.

10. Expenses and communications

Each party bears its own transaction expenses except as expressly allocated in a Related Agreement. Each represents that no intermediary retained by it is entitled to a transaction fee payable by another party; it will pay or defend claims by its own retained intermediary. Public announcements concerning the sale will be coordinated to the extent reasonably practicable, without delaying disclosures required by law or the applicable market.

11. General provisions

The Agreement, final schedules and Related Agreements constitute the parties' agreement about their respective subjects. If a pledge or escrow procedure conflicts with this Agreement on collateral custody, voting, release or enforcement, the applicable Related Agreement governs that subject. Amendments and waivers must be written and signed by affected parties. Neither party may assign contractual duties without the other's consent, except to a permitted successor that assumes them. The parties shall execute further reasonable transfer instruments. Notices shall be sent by confirmed email and overnight delivery to the addresses on Schedule 2, with changes by written notice. Delaware law governs; exclusive court or agreed arbitration forum: [COMPLETE]. Counterparts and authenticated electronic signatures are effective.

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Schedule 1 All Series B and E Shares

Seller and registered holder (verify)	Class and shares to convey	2023 statement tranche	Current record ID / escrow
GBS Capital Partners, LLC (seller); 2023 record: GBS Capital Partners, LLC; current title confirmed by Seller statement	Series B 450,000	PKB book entry 10/26/21	Transfer Agent Statement DRS ID: 569000086
GBS Capital Partners, LLC (seller); 2023 record: GBS Capital Partners, LLC; current title confirmed by Seller statement	Series B 643,255	PKB book entry 08/12/22	Transfer Agent Statement DRS ID: 569000086
GBS Capital Partners, LLC (seller); 2023 record: GBS Capital Partners, LLC; current title confirmed by Seller statement	Series B 550,000	PKB book entry 08/19/22	Transfer Agent Statement DRS ID: 569000086
Oscar Brito, individual Series E Seller; current record holder: 4.5	All Series E shares owned by Brito at Closing; exact quantity 4.5	Five originally issued; 0.5 transferred to Shokworks; 4.5 held by Brito and conveyed at Closing	Company records and agreements.

Series B TOTAL REQUIRED: 1,643,255 (450,000 + 643,255 + 550,000), held and delivered by GBS Capital Partners, LLC. Series E: 4.5 shares held and delivered by Oscar Brito; 0.5 Series E share previously transferred to Shokworks is excluded. Under the parties' stated Series E voting structure, the original five Series E shares collectively represent 80% of total voting power; accordingly, the 4.5 Series E shares transferred by Brito represent 72% and the 0.5 Series E share held by Shokworks represents 8%. Series B voting rights remain governed by the Series B designation, including its formula based on outstanding shares. No common shares are included.

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Schedule 2 Disclosures and Transaction Economics

Matter	Specific document or exception
GBS LLC legal status and Series B title chain; Brito Series E title and Shokworks disposition	Corporate Agreements
2024 and 2025 financials; latest 2026 interim	Latest public financial statements and liabilities available through OTC Markets; to be updated post-Closing for OTC Markets application
Existing notes, legal lenders and other material liabilities	Existing Company obligations remain governed by their own instruments and applicable law
Genesis preferred stock received by Metrospaces in prior platform sale; transfer to GBS at Closing	Attach prior Metrospaces/Genesis transaction documents, evidence of issuance/title and final transfer instrument
Subsidiaries, assets, liens and material contracts	Public filings
Existing shareholder and voting rights; needed consents	Public filings
Buyer beneficial owners and investor qualification	Public filings
Notice addresses, email and indemnity terms	644 61st Street, West New York, NJ 07093

Schedule 3 Closing Deliveries

Attach the signed closing statement identifying each delivered item, custodian, date and any written waiver. A proposed exhibit is not evidence that an asset or share transfer has occurred.

Signatures

GBS CAPITAL PARTNERS, LLC — SERIES B SELLER
By: Oscar Brito ____________________ Name and authorized capacity: Oscar Brito Managing Director
Date: 10/06/2026

OSCAR BRITO — INDIVIDUAL SERIES E SELLER
Signature: Oscar Brito ____________________
Date: 10/06/2026

VILLA MAGNA, LLC, Buyer — by Maria Salinas, authorized capacity Managing Member
By: ____________________ Printed name and capacity: Maria Salinas Managing Member
Date: 10/06/2026

METROSPACES INC. solely for its express obligations
By: Oscar Brito ____________________ Printed name and capacity: Oscar Brito CEO
Date: 10/06/2026